EXHIBIT 99.1

     Premiere Global Services Reports Q1 Results: Revenues $127.3M up 21%;
              Net Income $13.1M up 50%; Diluted EPS $0.18 up 41%;
                     Company Raises 2005 Financial Outlook

     ATLANTA--(BUSINESS WIRE)--April 21, 2005--Premiere Global Services, Inc. (NYSE: PGI), a global outsource provider of business communications services and business process solutions, today announced results for the first quarter ended March 31, 2005. Revenues were $127.3 million for the quarter, a 20.8% increase from $105.4 million in the first quarter of 2004. Operating income grew 42.7% in the first quarter of 2005, totaling $22.4 million versus $15.7 million in the comparable prior year period. Net income totaled $13.1 million in the quarter, a 50.4% increase from $8.7 million in the first quarter of 2004. Diluted EPS was $0.18 in the first quarter of 2005, up 41.0% compared to $0.13 in the first quarter of 2004.
     "I am proud to report another quarter of solid operational and financial performance," said Boland T. Jones, Founder, Chairman and CEO of Premiere Global Services, Inc. "The momentum in our current business is growing, and we are continuing to evolve into a business process-centric company providing higher value to our customers with our communication technologies-based applications."

     First Quarter 2005 Accomplishments

     -- Increased Conferencing & Collaboration revenue by 37.1% to $62.0 million

     --   Grew Data Communications revenue by 8.5% to $65.3 million

     --   Grew Web-based collaboration revenue by 107.8%

     --   Increased transactional and new media data communications revenue by
          30.5%

     --   Generated $20.3 million of cash flow from operating activities, up
          126.4%

     --   Repurchased 635,000 shares of our common stock in the open market

     --   Expanded bank line of credit borrowing limit to $180 million

     Financial Outlook

     The following statements are based on Premiere Global Services' current expectations as of April 21, 2005. These statements are forward-looking statements and actual results may differ materially. The Company assumes no duty to update any forward-looking statements made in this press release. A discussion concerning forward-looking statements is included at the end of this press release and in the Company's filings with the Securities and Exchange Commission.
     Based on solid year-to-date performance and a delay in the expected transition of revenue from its largest customer, the Company has raised its 2005 financial outlook. Revenues in 2005 are expected to be in the range of $510 to $525 million and diluted EPS in 2005 is expected to be in the range of $0.70 to $0.73. The Company plans to provide additional financial guidance on its earnings call this afternoon at 5:00 Eastern.

     Conference Call

     The Company will hold a conference call at 5:00 Eastern this afternoon to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (800) 289-0569 (US & Canada) or (913) 981-5542 (International). The conference call will be simultaneously broadcast over the Internet via SoundCast(R), a Premiere Global service, and can be found at http://www.premiereglobal.com. You may also follow this link for details on the Internet replay and for the text of the earnings release, including the financial and statistical information to be presented in the call.
     A replay will be available following the call at 8:00 p.m. Eastern, through midnight Eastern April 29 and may be accessed by calling (888) 203-1112 (US & Canada) or (719) 457-0820 (International). The confirmation code is 1214561. The Webcast of this call will be archived on the Company's Website at http://www.premiereglobal.com.

     About Premiere Global Services, Inc.

     Premiere Global Services, Inc. (formerly Ptek Holdings, Inc.) provides business communications services and business process solutions that enable enterprise customers to automate and simplify components of their critical business processes and to communicate more effectively with their constituents.
     We offer data management and delivery solutions and conferencing and collaboration services on an outsource-basis, hosted on our global proprietary platforms. Customers apply our communication technologies-based solutions to a number of business processes, such as receivables collections, continuing education, alerts and notifications, investor calls, statement and invoice delivery, international collaboration, document automation, and other applications, in order to increase efficiency, to improve productivity and to raise customer satisfaction levels.
     With 2,230 employees in 19 countries around the world, Premiere Global Services(SM) has an established customer base of approximately 54,000 corporate accounts, including a majority of the Fortune 500. Our corporate headquarters is located at 3399 Peachtree Road NE, Suite 700, Atlanta, GA 30326. Additional information can be found at www.premiereglobal.com.

     Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services' forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological change; the development of alternatives to our services; market acceptance of our new services and enhancements; integration of acquired companies; service interruptions; increased financial leverage; our dependence on our subsidiaries for cash flow; possible adverse results of pending or future litigation or infringement claims; legislative or regulatory changes; general domestic and international economic, business or political conditions; and other factors described from time to time in our press releases, reports and other filings with the SEC, including but not limited the "Risk Factors Affecting Future Performance" section of our Annual Report on Form 10-K for the year ended December 31, 2004. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.


             PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF OPERATIONS
              THREE  MONTHS ENDED MARCH  31, 2005 AND 2004
            (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                Three Months Ended
                                                    March 31,
                                               2005           2004
                                            -----------    -----------

REVENUES                                    $  127,264     $  105,354
OPERATING EXPENSES:
   Cost of revenues (exclusive of
    depreciation shown separately below)        45,824         39,514
   Selling and marketing                        32,436         26,922
   General and administrative                   12,011         11,436
   Research and development                      2,566          2,506
   Depreciation                                  6,552          6,577
   Amortization                                  3,086          1,753
   Restructuring costs                             415              -
   Equity based compensation                     1,963            945
                                            -----------    -----------
     Total operating expenses                  104,853         89,653

OPERATING INCOME                                22,411         15,701
                                            -----------    -----------

OTHER (EXPENSE) INCOME:
   Interest expense                               (982)        (1,619)
   Interest income                                 312            167
   Loss on sale of marketable securities          (116)           (87)
   Other, net                                       93             16
                                            -----------    -----------
     Total other (expense) income                 (693)        (1,523)
                                            -----------    -----------

INCOME FROM CONTINUING OPERATIONS BEFORE
 INCOME TAXES                                   21,718         14,178
INCOME TAX EXPENSE                               8,599          5,458
                                            -----------    -----------
INCOME FROM CONTINUING OPERATIONS           $   13,119     $    8,720
                                            ===========    ===========

NET INCOME                                  $   13,119     $    8,720
                                            ===========    ===========

BASIC EARNINGS PER SHARE:
   Income from continuing operations        $   13,119     $    8,720
                                            ===========    ===========
   Net income                               $   13,119     $    8,720
                                            ===========    ===========

   BASIC WEIGHTED AVERAGE SHARES
    OUTSTANDING:                                70,455         56,916
                                            ===========    ===========

   Basic earnings per share:
      Continuing operations                 $     0.19     $     0.15
                                            ===========    ===========
      Net income                            $     0.19     $     0.15
                                            ===========    ===========

DILUTED EARNINGS PER SHARE:

   Income from continuing operations for
    purposes of computing diluted net
    income per share                        $   13,119     $    9,481
                                            -----------    -----------
   Net income for purposes of computing
    diluted net income per share            $   13,119     $    9,481
                                            -----------    -----------

   DILUTED WEIGHTED AVERAGE SHARES
    OUTSTANDING:                                71,804         73,194
                                            ===========    ===========

   Diluted earnings per share:
      Continuing operations                 $     0.18     $     0.13
                                            ===========    ===========
      Net income                            $     0.18     $     0.13
                                            ===========    ===========



            PREMIERE GLOBAL SERVICES, INC AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS
                 MARCH 31, 2005 AND DECEMBER 31, 2004
                  (IN THOUSANDS, EXCEPT SHARE DATA)

                                           March 31,      December 31,
                                             2005             2004
                                         -------------    ------------
                                          (Unaudited)
ASSETS
CURRENT ASSETS
   Cash and equivalents                     $  23,044       $  25,882
   Marketable securities, available for
    sale                                            -             576
   Accounts receivable (less allowances
    of $5,694 and $5,706, respectively)        85,146          72,055
   Prepaid expenses and other current
    assets                                      5,967           5,148
   Deferred income taxes, net                  13,651          17,706
                                           -----------     -----------
Total current assets                          127,808         121,367

PROPERTY AND EQUIPMENT, NET                    72,901          74,050

OTHER ASSETS
   Goodwill                                   230,447         192,147
   Intangibles, net of amortization            43,342          40,590
   Deferred income taxes, net                   3,461           3,461
   Other assets                                 4,274           3,861
                                           -----------     -----------
                                            $ 482,233       $ 435,476
                                           ===========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable                         $  41,949       $  37,337
   Income taxes payable                         8,924           8,968
   Accrued taxes                                6,651           6,700
   Accrued expenses                            38,744          40,192
   Current maturities of long-term debt
    and capital lease obligations                 272              37
   Accrued restructuring costs                  1,378           1,071
                                           -----------     -----------
Total current liabilities                      97,918          94,305

LONG-TERM LIABILITIES
   Long-term debt and capital lease
    obligations                               105,508          68,147
   Accrued expenses                             6,074           6,094
                                           -----------     -----------
Total long term liabilities                   111,582          74,241

SHAREHOLDERS' EQUITY
Common stock $0.01 par value; 150,000,000
 shares authorized, 70,927,758 and
 71,307,577 shares issued and outstanding
 at March 31, 2005 and December 31, 2004,
 respectively                                     709             713
Unrealized gain on marketable securities            -               6
Additional paid-in capital                    687,840         694,284
Unearned restricted stock compensation         (4,248)         (4,187)
Note receivable, shareholder                   (5,747)         (5,662)
Cumulative translation adjustment               1,713           2,429
Accumulated deficit                          (407,534)       (420,653)
                                           -----------     -----------
Total shareholders' equity                    272,733         266,930
                                           -----------     -----------
                                            $ 482,233       $ 435,476
                                           ===========     ===========



           PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CASH FLOWS
              THREE MONTHS ENDED MARCH 31, 2005 AND 2004
                       (UNAUDITED, IN THOUSANDS)

                                                 Three Months Ended
                                                      March 31,
                                                 2005          2004
                                              -----------   ----------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net Income                                   13,119        8,720
  Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation                                  6,552        6,577
     Amortization                                  3,086        1,753
     Amortization of deferred financing costs        114          213
     Loss on sale of marketable securities,
      available for sale                             116           87
     Deferred income taxes                         4,059        3,846
     Restructuring costs, net                        138       (2,081)
     Payments for discontinued operations           (268)        (457)
     Equity based compensation                     1,963          945
     Gain on disposal of assets                      (45)           -
     Changes in assets and liabilities, net of
      effect of acquisitions:
           Accounts receivable, net              (10,207)      (4,317)
           Prepaid expenses and other             (1,296)      (1,164)
           Accounts payable and accrued
            expenses                               2,930       (5,174)
                                               ----------   ----------
                Total adjustments                  7,142          228
                                               -----------------------
                Net cash provided by operating
                 activities                       20,261        8,948
                                               -----------------------
CASH FLOWS FROM INVESTING ACTIVITIES
     Capital expenditures                         (7,000)      (5,905)
     Business acquisitions                       (45,615)      (1,896)
     Sale of marketable securities                   755          667
     Purchase of marketable securities              (306)           -
     Proceeds received on note receivable              -          800
                                               -----------------------
                Net cash used in investing
                 activities                      (52,166)      (6,334)
                                               -----------------------
CASH FLOWS FROM FINANCING ACTIVITIES
     Principal proceeds (payments) under
      borrowing arrangements                      36,755       (5,000)
     Purchase of treasury stock, at cost         (10,156)      (3,493)
     Exercise of stock options                     2,674        3,514
                                               -----------------------
                Net cash provided by (used in)
                 financing activities             29,273       (4,979)
                                               -----------------------

Effect of exchange rate changes on cash and
 equivalents                                        (206)         412
                                               ----------   ----------
NET DECREASE IN CASH AND EQUIVALENTS              (2,838)      (1,953)
                                               ----------   ----------
CASH AND EQUIVALENTS, beginning of period      $  25,882       23,946
                                               ----------   ----------
CASH AND EQUIVALENTS, end of period            $  23,044    $  21,993
                                               ----------   ----------


     CONTACT: Premiere Global Services, Inc., Atlanta
              Sean O'Brien, 404-262-8462